UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on July 23, 2020 (the “Petition Date”), IMH Financial Corporation (“IMH” or “we” and, following the effective date of the Plan (as defined below), “Reorganized IMH”) filed a voluntary petition for relief (the “Petition”) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”, and the filings therein, the “Chapter 11 Filings”). On September 2, 2020, IMH filed the Plan Supplement to the Amended Chapter 11 Plan of IMH Financial Corporation (as subsequently modified and supplemented, the “Plan”).

Confirmation of Plan

On October 13, 2020 (the “Confirmation Date”), the Bankruptcy Court entered an Order Confirming First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Confirmation Order”), which is attached hereto as Exhibit 2.1. A final copy of the Plan as confirmed by the Bankruptcy Court is attached hereto as Exhibit 2.2. The Plan is not yet effective. Consummation of the Plan is subject to the satisfaction of certain conditions. The “Effective Date” of the plan will be the first business day after the Confirmation Date on which (1) all conditions to the effectiveness of the Plan have been satisfied or waived; and (2) no stay of the Confirmation Order is in effect.

Material Features of the Plan

The following is a summary of certain material provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order. This summary is not intended to be a complete description of the Plan, and it is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement), attached hereto as Exhibit 2.2. Capitalized terms used but not defined in this report on Form 8-K shall have the meanings given to them in the Plan.

Designation of and Provisions for the Treatment of Classes of Claims

All claims of creditors and holders of equity interests (except for Administrative Claims and Priority Tax Claims) are placed in the classes set forth below.

Class 1 -Secured Claims: Except to the extent IMH and a Holder of an Allowed Secured Claim agree to a different treatment, on the Effective Date or as soon as reasonably practicable thereafter, each Allowed Secured Claim shall be, at the election of IMH, in full satisfaction, settlement, release and discharge of such Allowed Secured Claim: (i) reinstated, (ii) paid in full in Cash, including post-Petition interest, or (iii) satisfied by IMH’s surrender of the collateral securing such Allowed Secured Claim.

Class 2 - Priority Claims: Except to the extent that IMH and a Holder of a Priority Claim agree to a different treatment, each Holder of an unpaid Allowed Priority Claim shall receive, on the Effective Date or appropriately reserved for, as determined by IMH or Reorganized IMH, as applicable, except to the extent that any Holder agrees to a less favorable treatment, Cash equal to the full amount of its Allowed Priority Claim in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Claim.

Class 3 - General Unsecured Claims: Each Holder of an Allowed General Unsecured Claim shall, at the option of IMH or Reorganized IMH, as applicable, receive either: (1) reinstatement of such Claim pursuant to Section 1124 of the Bankruptcy Code; (2) payment in full in Cash, plus interest to the extent entitled to interest under applicable law, on the later of (A) the Effective Date, or (B) the date such payment is due in the ordinary course of business in accordance with the terms and conditions of the particular transaction giving rise to such Claim; or (3) such other treatment rendering such Claim Unimpaired under the Bankruptcy Code, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed General Unsecured Claim.

Class 4 – Juniper Interests: Holders of Juniper Interests shall receive on the Effective Date the aggregate sum of $8,912,519 in Cash representing the redemption of the Series B-1 Preferred Stock of such Holders at par, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Series B-1 Preferred Stock and any and all related claims or other rights, including (1) any dividends accruing after the commencement of the Bankruptcy Case on the Petition Date (subject to the terms of the Restructuring Support Agreement), (2) the “consent payment” with respect to such Holders’ Series B-1 Preferred Stock due on July 25, 2020; and (3) any Claim or Interest that is determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise, and all such Juniper Interests and related rights shall be cancelled on the Plan Effective Date; provided that, if the Plan Effective Date does not occur within 120 days after the Petition Date, then the Holders of the Juniper Interests also shall receive in Cash all accrued and unpaid dividends (and interest thereon, if any, from the date any such dividends accrued) on the Juniper Interests.

Class 5 - JPM Interests: Holders of JPM Interests shall receive 100% of the new common stock of Reorganized IMH, on the Effective Date, in full and final satisfaction of all Preferred Stock held by JPM, with an aggregate redemption value of $71,300,347, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Preferred Stock and any and all related claims or other rights, including (i) any dividends accruing after the commencement of the Bankruptcy Case on the Petition Date, (ii) the “consent payment” with respect to the Company’s Series B-1 and B-2 Cumulative Convertible Preferred Stock due on July 25, 2020, and the liquidation preference with respect to the Company’s Series B-3 and B-4 Cumulative Convertible Preferred Stock due on the Petition Date, and (iii) any claim that is determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, section 510(b) of the Code, or otherwise, and all such interests and related claims and rights shall be cancelled on the Plan Effective Date.

Class 6 – Common Stock Interests: Holders of Allowed Common Stock Interests shall receive a Pro Rata share of an aggregate Cash payment of $7,518,694 (the “Common Stock Distribution”) on the Effective Date, subject to reduction as follows:

(1)    To the extent that the aggregate of all Effective Date Cash payments or reserves on account of Administrative Expenses, Priority Claims, and General Unsecured Claims (excluding only the JPM Expenses and operating expenses of the Company incurred after the 90th day after the Petition Date), plus (without duplication) (a) expenses incurred by the Company and (b) net reductions to the Company’s initial cash balance of $5,665,839 (for the avoidance of doubt, comprised of cash of $5,570,839 plus $95,000 of expected cash, as set forth in Schedule 2 to the Restructuring Term Sheet) during the period July 1, 2020 through the Petition Date (such aggregate, the “Claims Distribution”) exceeds $6,892,912 but is not more than $7,728,322, then the Common Stock Distribution shall be reduced on a dollar-for-dollar basis;
(2)    to the extent that the Claims Distribution exceeds $7,728,322 but is not more than $9,228,322, then (a) the Common Stock Distribution shall be reduced additionally by one-third of such excess, such additional reduction not to exceed $500,000, (b) the Exit Facility shall be increased by one-third of such excess, such increase not to exceed $500,000, and (c) the upfront management fee otherwise payable to JIA on the Effective Date pursuant to the Amended and Restated JIA Agreement (as assumed pursuant to the Plan) shall be reduced by one-third of such excess, such reduction not to exceed $500,000; and
(3)    to the extent that the Claims Distribution exceeds $9,228,322, then the Common Stock Distribution shall be reduced additionally on a dollar-for-dollar basis, provided that in no event shall the Common Equity Distribution on the Plan Effective Date be reduced below $5,012,462 taking into account distributions made available by JPM in accordance with the above.

All Cash payments received by such Holders shall be in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Common Stock Interests or other rights, including any Claims or Interests determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, Section 510(b) of the Bankruptcy Code, or otherwise, and all such Claims or Interests and all related rights in Class 6 shall be cancelled on the Effective Date.
Class 7 – Outstanding Warrant Interests: Holders of Outstanding Warrant Interests shall receive a Pro Rata share of an aggregate Cash payment of $52,000 (the “Warrants Distribution”) on the Effective Date, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Outstanding Warrant Interests or other rights, including any Claims or Interests determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, Section 510(b) of the Bankruptcy Code, or otherwise, and all such Claims or Interests and all related rights in Class 7 shall be cancelled on the Effective Date.

Class 8 – Miscellaneous Interests: Class 8 consists of any Interests in IMH existing on the Effective Date which are not classified and treated under Classes 4, 5, 6, or 7 of the Plan, including but not limited to: (x) any Interests granted to present or former officers, directors and/or employees of IMH as restricted grants of Common Shares, Stock Options, or Warrants, (y) any outstanding Stock Options held by any Person or Entity, and (z) any Claim subordinated under Section 510(c) of the Code or principles of equitable subordination, or otherwise. Holders of Miscellaneous Interests shall receive no distribution under the Plan on account of such Miscellaneous Interests, and all such Interests and all related rights in Class 8 shall be cancelled on the Effective Date.

DIP Claims: On the Effective Date, the DIP Claims shall be allowed in full, in the amount of all Obligations thereunder (as such term is defined in the DIP Facility Agreement). On the Effective Date, such Obligations shall be satisfied by payment from the proceeds of the Exit Facility. At the discretion of JPM, on the Effective Date, all liens and security interests granted to secure the obligations arising under the DIP Facility Documents shall continue, remain in effect, and be deemed to secure the obligations under the Exit Facility, subject to the terms and conditions of the Exit Facility Documents.

Equity Structure of Reorganized IMH

On the Effective Date, Reorganized IMH will enter into the New Organizational Documents, including, but not limited to, an Amended and Restated Certificate of Incorporation, whereby, among other things, the Company’s name will change to IMH Financial Corp., consistent with section 1123(a)(6) of the Bankruptcy Code (the “Reorganized IMH Charter”). The Reorganized IMH Charter authorizes the issuance of 100 shares of common stock with par value of $10.00 per share (the “New Common Stock”). JPM will own 100% of the Reorganized IMH Common Stock.

Listing of the Reorganized IMH Common Stock and Transfer Restrictions

On the Effective Date, Reorganized IMH shall be a private company and the Reorganized IMH Common Stock will not be registered under the Exchange Act or listed on any national securities exchange and Reorganized IMH shall not be obligated to list Reorganized Common Stock on a national securities exchange. Reorganized IMH will not be a reporting company under the Exchange Act and will not be required to and will not file reports with the Securities and Exchange Commission or any similar authority, and Reorganized IMH will not be required to file monthly operating reports with the Bankruptcy Court after the Effective Date, but shall file post-confirmation quarterly reports until the case is closed.

Directors and Officers

On the Effective Date, Reorganized IMH’s board of directors will be identified in the Plan Supplement in accordance with section 1129(a)(5) of the Bankruptcy Code. On the Effective Date, the existing officers of IMH shall continue to serve in their current capacities for Reorganized IMH. From and after the Effective Date, each director or officer of Reorganized IMH shall serve pursuant to the terms of the Reorganized IMH Charter and bylaws or other formation and constituent documents, and the applicable laws of Reorganized IMH’s jurisdiction of formation.

Restructuring

On or after the Effective Date, or as soon as reasonably practicable thereafter, Reorganized IMH shall take all actions as may be necessary or appropriate to effectuate the Restructuring and the Plan, consistent with and pursuant to the terms and conditions of the Confirmation Order and the Plan, including: (a) entry into the Exit Facility; (b) making, or causing to be made, the distributions provided for in the Plan; (c) issuing the New Common Stock to JPM (or its designee); (d) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of the Plan and having other terms to which the applicable parties agree; (e) adopting the New Organizational Documents, including any certificates or articles of incorporation, reincorporation, merger, or other documentation with respect to the formation and business of Reorganized IMH; and (f) all other actions that may be necessary or appropriate to consummate the Plan.

Each of the matters provided for by the Plan involving the corporate structure of Reorganized IMH or corporate or related actions to be taken by or required of Reorganized IMH, whether taken as of or after the Effective Date, will be authorized and approved by the Confirmation Order in all respects without the need for any further action or approval and without any further action by IMH or Reorganized IMH, as applicable.

Treatment of Executory Contracts and Unexpired Leases

IMH will assume the Executory Contracts and Unexpired Leases set forth on the Assumed Contracts Schedule, and shall be authorized to pay when due any amounts due and payable thereunder pursuant to the terms thereof. Any modifications to the Assumed Contracts Schedule will be included in the Plan Supplement. IMH reserves the right to amend the Assumed Contracts Schedule at any time prior to the Effective Date and will provide notice of any such amendment to the affected counterparty.
Any Executory Contract or Unexpired Lease not included in the Assumed Contracts Schedule, as it may be modified in the Plan Supplement, shall be deemed Rejected. In the event that the rejection of an Executory Contract or Unexpired Lease results in damages to the other party or parties to such contract, any Claim for such damages shall be forever barred and shall not be enforceable against IMH or Reorganized IMH, or their respective Estate, properties or interests in property, unless a Proof of Claim is filed with the Bankruptcy Court and served upon Reorganized IMH no later than 30 days after the Effective Date. An Allowed Claim arising from rejection of Executory Contract or Unexpired Lease shall be treated as a General Unsecured Claim and paid according to the Plan.

Except as otherwise provided in the Plan or agreed to by IMH or Reorganized IMH and the applicable counterparty, each assumed Executory Contract or Unexpired Lease will include all modifications, amendments, supplements, restatements, or other agreements related thereto, and all rights related thereto, if any, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, and any other interests. Any modifications, amendments, supplements, and restatements to Executory Contracts and Unexpired Leases that have been executed by IMH or Reorganized IMH during the Bankruptcy Case will not be deemed to alter the prepetition nature of the Executory Contract or Unexpired Lease or the validity, priority, or amount of any Claims that may arise in connection therewith.

Assets and Liabilities of the Company

Information as to the consolidated assets and liabilities of the Company as of October 13, 2020 is incorporated herein by reference to the schedules attached hereto as Exhibit 99.1 to this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements.

Information provided and statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and we assume no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our organizational changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: the potential adverse effects of any the Bankruptcy Case on our liquidity or results of operations; our ability to execute our business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of the coronavirus pandemic on our operations, the cyclical and seasonal aspects of our business, our ability to effectively manage our expenses, our ability to successfully complete the remaining steps in our refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended and our Quarterly Report on Form 10-Q for the first quarter ended March 30, 2020. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibits	Exhibit Description
2.1	Order Confirming First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, entered on October 13, 2020.
2.2	First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (confirmed by Bankruptcy Court).
99.1	Schedule disclosing Company’s consolidated assets and liabilities as of October 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2020

IMH FINANCIAL CORPORATION
By:	/s/ Chadwick S. Parson
Chadwick S. Parson
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibits	Exhibit Description
2.1	Order Confirming First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, entered on October 13, 2020.
2.2	First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (confirmed by Bankruptcy Court).
99.1	Schedule disclosing Company’s consolidated assets and liabilities as of October 13, 2020.